Exhibit 99.1

CONSENT

Dated as of December 16, 2011

to

CREDIT AGREEMENT

Dated as of April 25, 2011

THIS CONSENT (this “Consent”) is made as of December 16, 2011 by and among Belden Inc., a Delaware corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of April 25, 2011 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Required Lenders and the Administrative Agent agree to consent to the matters described herein;

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Consent.

1. Consent to the Credit Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the acquisition (whether by purchase, merger, consolidation or otherwise) or series of related acquisitions by the Company or any Subsidiary of (i) all or substantially all the assets of or (ii) all or substantially all the Equity Interests in, a target previously disclosed to the Lenders as having the code name Raven (and such acquisition having the code name Project Raven), shall be deemed to constitute a “Permitted Acquisition” for all purposes under the Credit Agreement if, at the time of and immediately after giving effect thereto, the conditions set forth in clauses (a) through (f) of the definition of Permitted Acquisition (subject to the proviso applicable to clause (f) in such definition) have been satisfied, notwithstanding that such acquisition may be a Hostile Acquisition.

2. Conditions of Effectiveness. The effectiveness of this Consent as of the date hereof is subject to the satisfaction of the following conditions precedent on or before February 28, 2012:

(a) the Administrative Agent shall have received counterparts of this Consent duly executed by the Company, the Required Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors; and

(c) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including, to the extent invoiced, reasonable out-of-pocket fees and expenses of joint counsels for the Administrative Agent and Arranger) in connection with the Credit Agreement, this Consent and the other Loan Documents.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The execution, delivery and performance of this Consent are within the Company’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Consent has been duly executed and delivered by the Company and this Consent and the Credit Agreement, as modified hereby, constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.

(b) The execution, delivery and performance of this Consent and the Credit Agreement, as modified hereby, (a) do not require any material consent or material approval of, material registration or material filing with, or any other action by, any Governmental Authority, except in each case as have been obtained or made and that are in full force and effect and except for filings required to perfect the Liens created pursuant to the Loan Documents, (b) will not violate (i) any material law or material regulation or (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or (iii) any material order of any Governmental Authority applicable to the Company and its Subsidiaries, (c) will not violate in any material respect or result in a default under any material indenture, material agreement or other material instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any material payment to be made by the Company or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, other than Liens created under the Loan Documents and, with respect to the use of proceeds thereof, other than a Lien permitted by Section 6.02 of the Credit Agreement.

(c) On and as of the date hereof and upon the effectiveness hereof, after giving effect to the terms of this Consent, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as modified hereby, are true and correct in all material respects on and as of such date (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Consent is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Consent and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Consent shall be construed in accordance with and governed by the laws of the State of New York.

6. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.

7. Counterparts. This Consent may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. After this Consent is executed and delivered by a party hereto, the effectiveness of such signature may not be revoked by such party (it being understood and agreed, however, that such signature shall be of no further force and effect if the conditions precedent set forth in Section 2 hereof have not been satisfied on or before February 28, 2012).

[Signature Pages Omitted]

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Consent to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Belden Inc., a Delaware corporation (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Consent is dated as of November     , 2011 and is by and among the Company, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Consent”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Consent by the parties thereto, (b) agrees that the Consent and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Subsidiary Guaranty or the Collateral Documents and other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Each of the undersigned hereby represents and warrants for itself on and as of the date hereof and upon the effectiveness hereof that each representation and warranty by the undersigned in each Loan Document to which it is a party is true and correct in all material respects on and as of such date (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Consent and as the same may from time to time hereafter be amended, modified or restated.

Dated: November     , 2011

[Signature Page Omitted]